Exhibit 99.2

                    MONTHLY CERTIFICATEHOLDERS' STATEMENT                    1.

                      GENERAL ELECTRIC CAPITAL CORPORATION

                     ---------------------------------------

                          JCP MASTER CREDIT CARD TRUST

                     --------------------------------------

                        9.625% ASSET BACKED CERTIFICATES
                                    SERIES C
                               CUSIP NO. 466115AC6


         Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated October 15, 1997, and Amendment No. 2 dated as of October 15, 1999 and as supplemented by the Series A, Series B, Series C, Series D and Series E Supplements thereto (as so amended and supplemented, the "Pooling and Servicing Agreement"), by and among JCP Receivables, Inc., J.C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), General Electric Capital Corporation (as the successor and assign of JCPenney pursuant to the Assignment and Assumption Agreement dated as of December 6, 1999) is required to prepare certain information for each Series each month regarding current distribu- tions to Certificateholders of such Series and the performance of the JCPMaster Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Funding Date of February 15, 2000, and with respect to the performance of the Trust during the month of January, 2000, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other infor- mation is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

       A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount) for this Series.

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
                 1.      The total amount of the distribution to Certificateholders per $1,000 original
                         Certificate Principal amount ....................................................... $   0.00

                 2.      The  amount of the distribution set forth in paragraph 1 above allocable to
                         Certificate Principal, per $1,000 original Certificate Principal amount............. $   0.00


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                 3.      The amount of the distribution set forth in paragraph 1 above allocable to
                         Certificate Interest, per $1,000 original Certificate Principal amount.............. $   0.00


         B. Information Regarding the Funding Accounts (Stated on the Basis of $1,000 Original Certificate Principal Amount) for this Series.


               1.        The total amount on deposit in the Principal Funding Account allocable to
                         Certificate Principal per $1,000 original Certificate Principal amount.............. $  1,000.00

               2.        The total amount on deposit in the Interest Funding Account allocable to
                         Certificate Interest, per $1,000 original Certificate amount ....................... $    0.00


         C.       Information Regarding the Performance of the Trust.


                 1.       Collection of Principal Receivables

                        (a)        The aggregate amount of Collections of Principal Receivables processed
                                   which were allocated in respect of the Certificates of this Series........ $    0.00

                        (b)        The Discounted Percentage in respect of the Collections of Principal
                                   Receivables set forth in paragraph 1.(a) above............................      0.00%

                        (c)        The net amount of Collections of Principal Receivables processed
                                   which were allocated in respect of the Certificates of this Series........ $    0.00

                2.       Collection of Finance Charge Receivables

                        (a)        The aggregate amount of Collections of Finance Charge Receivables processed which were allocated in respect of the Certificates of this
                                   Series.................................................................... $    0.00



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                        (b)        The aggregate amount of Discount Option Receivable Collections
                                   which were allocated in respect of the Certificates of this Series........ $    0.00

                        (c)        The aggregate amount of Collections of Finance Charge
                                   Receivables processed in respect of the Certificates of other
                                   Series which were allocated in respect of the Certificates of
                                   this Series............................................................... $    0.00

                        (d)        The net amount of Collections of Finance Charge Receivables which were
                                   allocated in respect of the Certificates of this Series .................. $    0.00


              3.      Net Recoveries

                      The aggregate amount of Net Recoveries which were allocated in respect of the
                      Certificates of this Series............................................................ $    0.00

              4.      Principal Receivables in the Trust

                       (a)        The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of such month (which  reflects  the Principal
                                  Receivables represented by the JCPR  Amount and by the Aggregate Investor
                                  Amount).................................................................... $ 1,535,048,703

                       (b)        The amount of Principal Receivables in the Trust represented by the
                                  Aggregate  Investor Amount as of the end of the  day on the last day of such month ................................................................ $  847,370,212

                       (c)        The Aggregate Investor Amount set forth in paragraph 4(b) above as a percentage of the aggregate amount of Principal Receivables set forth in
                                  paragraph 4(a) above.......................................................      55.20%

                       (d)        The Aggregate Investor Amount for this Series as a percentage of the aggregate amount of Principal Receivables in the Trust as set forth in
                                  paragraph 4(a) above.......................................................       0.00%



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           5.    Delinquent Balances

                  The aggregate amount of outstanding balances in the Accounts in the Trust which were delinquent as of the end of the day on the last day of such month:

                                                                    Aggregate
                                                                 Account Balance
                                                                 ---------------

                   (a) 1 month:  .......................... $       31,435,106
                   (b) 2 months: ..........................         13,716,161
                   (c) 3 months: ..........................         10,859,290
                   (d) 4 months: ..........................          8,728,501
                   (e) 5 months: ..........................                  0
                   (f) 6 or more months: ..................                  0

                                                Total:      $       64,739,058


         6.       Investor Default Amount

                      The aggregate amount of the Investor Default Amount which was allocated in respect
                      of the Certificates of this Series..................................................... $    0.00


         7.       Investor Charge Offs; Reimbursement of Charge Offs

                     (a)  The aggregate amount of Investor Charge Offs which was allocated in
                          respect of the Certificates of this Series......................................... $    0.00

                     (b)  The amount of the Investor Charge Offs set forth in paragraph
                          7(a) above, per $1,000 original Certificate Principal amount (which will have the effect of reducing pro rata, the amount of each Certificateholder's
                          investment) allocated to this Series............................................... $    0.00

                     (c)  The aggregate amount reimbursed to the Trust in the current month from drawings
                          under the Letter of Credit in respect of Investor Charge Offs in prior months...... $    0.00



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                     (d)  The amount set forth in paragraph 7(c) above, per $1,000 original
                          Certificate Principal amount (which will have the effect of increasing, pro rata, the amount of each Certificateholder's
                          investment) allocated to this Series............................................... $    0.00


         8.       Investor Monthly Servicing Fee

                           The amount of the Investor Monthly Servicing Fee for this Series for the preceding
                           Monthly Period payable by the Trust to the Servicer .............................. $    0.00


         9.       Investor Monthly Facility Fee

                           The amount of the Investor Monthly Facility Fee for this Series for the
                           preceding Monthly Period payable by the Trust to JCPR ............................ $    0.00


         10.      Available L/C Amount

                           The  Available L/C Amount as of the close of business on the  Distribution  Date
                           specified above for this Series................................................... $    0.00

D.       The Pool Factor.

                   The Pool Factor (which represents the ratio of the Adjusted Investor Amount for this Series as of the end of the last day of such month to the applicable Initial
                   Investor Amount). (The amount of a Certificateholder's pro rata share of the
                   Investor Amount can be determined by multiplying the original denomination of the Holder's Certificate by the Pool Factor) .............................................  0.0000000

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                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       as Servicer

                                       By: /s/ Michael W. Towe
                                           ------------------------------------
                                           Title: Attorney-in-Fact



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